EXHIBIT 32.1
           Section 1350 Certification -- Principal Executive Officer

                 Citizens Financial Corporation and Subsidiaries

                In connection with the Quarterly Report on Form 10-Q of Citizens Financial Corporation (the "Company")for the quarterly period ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report") I, Darrell R. Wells, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. s.s. 1350, as adopted pursuant to s.s. 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.       The  information  contained in  the  Report  fairly   presents,  in all
material respects, the financial condition and results of operations of the Company.


                                 By:       /s/ Darrel R. Wells
                                           -------------------------------------
                                           Darrell R. Wells
                                           President and Chief Executive Officer

Date: May 14, 2004